UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number811-03287

                           New Alternatives Fund, Inc.
               (Exact name of registrant as specified in charter)

                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
               (Address of principal executive offices) (Zip code)

                         David J. Schoenwald, President
                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 631-423-7373

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                       (NEW ALTERNATIVES FUND, INC. LOGO)

                           NEW ALTERNATIVES FUND, INC.
                 A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
                     ALTERNATIVE ENERGY AND THE ENVIRONMENT

                                     ANNUAL
                                FINANCIAL REPORT

                                DECEMBER 31, 2009

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND                      150 Broadhollow Road  Melville, New York 11747   (800) 423-8383 (631) 423-7373
Shareholder's Services (PNC)  PO Box 9794           Providence, RI 02940       (800) 441-6580 (610) 382-7819
Overnight Address             101 Sabin Street      Pawtucket, RI 02860
PFPC Distributors, Inc.       760 Moore Road        King of Prussia, PA 19406

                                 Recycled Paper

                           NEW ALTERNATIVES FUND, INC.
                MANAGEMENT'S DISCUSSION OF FINANCIAL PERFORMANCE
                                FOR THE YEAR 2009

FUND PERFORMANCE: The Fund advanced 36.61% for the year ended December 31, 2009. The Net Asset Value started at $31.41 on January 1, 2009 and increased to $42.54 by year end. A net income distribution of $0.37 was paid to shareholders during the year and there were no capital gain distributions.

The Fund's net assets grew from approximately $184 million at the beginning of the year to approximately $283 million by year end. The Fund continued to grow during the year with the number of shares outstanding rising from 5,866,871 to 6,647,611 for a total increase of 13.3%.

FACTORS AFFECTING THE FUND: In the past, the price of oil and natural gas had an inverse effect on alternative energy companies. When the prices of these fuels went down, renewable energy sources become too expensive to compete in the marketplace and investors pulled out of the sector. When oil and gas prices rose, alternate fuels became more competitive and investors returned. We feel this effect has diminished somewhat in the last few years as advances in renewable energy technology narrowed the production cost gap and by the increasing societal awareness of the hidden costs from environmental damage of using fossil fuels.

Oil was a little above $40 per barrel at the end of 2008, after plunging from a mid-year high of about $150. By the end of 2009 it had risen to $80 per barrel. Natural gas, which started out 2009 near $6 per million BTUs (mmBTU) fluctuated during the year, but ended up around $5.35/mmBTU. The marked decline in the cost of oil at the beginning of the year was a factor in the general economic recovery and we believe its steady rise during 2009 helped the alternative energy sector gain strength during the last three quarters.

A significant portion of the Fund's portfolio is denominated in the Euro. In 2008, a significant decline in the value of the Euro against the U.S. dollar compounded the Fund's losses. In 2009, the Euro started out around $1.40, dropped to $1.25 in March, then rose to $1.50 at the end of October. By the end of December it had settled back to around $1.43. As the Fund is likely to continue to hold a large proportion of European stock, the relative valuation of the Euro and the dollar will affect our overall performance.

The International Global Environmental conference held in Copenhagen in December was disappointing to many renewable energy supporters who hoped for a stronger agreement limiting carbon emissions. We believe that the lack of more affirmative action by the international community for stronger action on climate change and renewable energy development has slowed financial support for this sector in general.

2009 began with stock values continuing the declines of 2008. This downward trend continued until mid-March. At that point credit markets began to loosen up, a little, economic stimulus funds were distributed and investors purchased stocks which they felt had reached more reasonable prices. While substantial economic recovery is seen as a longer term goal, the remainder of 2009 saw a significant, if uneven, improvement for investment in general and alternative energy in particular.

The year ended with generally upbeat sentiment for solar thermal electricity projects, concern about subsidies for solar photovoltaic (PV) module production in Germany, a downdraft for wind turbine manufacturers and substantial competition from China in the manufacture of solar PV devices and wind turbines. There was also some hope that China would become a market for such equipment as well as an exporter.

During the course of the year the market price of solar cells and the silicon used in their manufacture declined precipitously. Late in the year the price of new wind turbines declined (approximately 20% according to one publication) due to decreasing demand and increasing competition among manufacturers. The decline in the price of solar panels and wind turbines may have been good for the planet, but not so good for investors.

Investment Tax Credit legislation, which extended and expanded financial support for alternate energy installations, took effect slowly over the year. U.S. government agencies began to distribute renewable energy "stimulus" funding, although in a somewhat haphazard fashion. The Obama administration continues to appear more supportive of clean energy and environmentally progressive policies than the Bush administration, but has moderated its position to include nuclear power and "clean coal" as part of its strategy. The U.S. Congress is divided once again in its consideration of energy legislation. Congress is considering both a Cap-and-Trade law and a national Renewable Energy Standard which would mandate that utilities generate a minimum percentage of their electricity from renewable power sources.

PORTFOLIO HOLDINGS AND CHANGES: At year end, approximately 63.2% of the Fund's net assets were invested in foreign companies and approximately 2.3% of net assets were held in cash and cash equivalents.

The largest concentration of the Fund's holdings continued to be in companies whose business related to the production of electricity from wind. The Fund's managers were more confident about investment in companies producing renewable power than those which supply the equipment for renewable energy generation. Competition among renewable energy equipment suppliers tends to reduce the profitability of the manufacturers, but also benefit their customers. The next largest areas of concentration were also unchanged from last year: energy conservation and the distribution of clean water.

ALTERNATE ENERGY:

WIND/HYDRO POWER: More wind generated electricity was added to power grids in 2009 than in any previous year. This was due to the large number of projects that were already nearing completion when the financial crisis occurred. New financing for large wind projects, both in Europe and the U.S., became more difficult and selective as the year progressed. Earlier in 2009 there were expectations for increased offshore wind development and several large projects (over 250 megawatts) are actually proceeding in Europe.

Proposed U.S. installations have been delayed by environmental concerns or scaled back due to limited financing. Other obstacles facing wind power and other renewable energy sources are the limitations of existing power transmission systems, and proximity between suitable locations for projects and markets where there is a need for electricity. Existing power grids are in need of serious upgrades to improve reliability and efficiency. If the U.S. is to move toward a system that relies on a mixture of renewable sources, this capacity becomes an absolute necessity. China is using the financial strength it has developed for this purpose, but European, Japanese and the U.S. economies are not investing heavily in power grid improvements. This is one key reason that China is able to make greater progress in developing its wind, solar and hydro power generation capabilities.

The Fund's wind turbine holdings include Vestas Wind Systems (Denmark), Gamesa Corporacion Tecnologica (Spain), Nordex (Germany) and Acciona (Spain). These companies face increasing competition in the manufacture of wind turbines from new entrants in China and Korea, although several of them (Vestas and Gamesa) are also establishing themselves in the Chinese market. All of these companies have opened manufacturing sites in the United States and in some cases have received stimulus grants to support these facilities. At this moment, Vestas is the largest wind turbine manufacturer in the world. In 2009 it installed turbines with a total generating capacity of 35,000 megawatts (MW), almost double the capacity of the next manufacturer. Among the top ten manufacturers Gamesa is third, Nordex is seventh and Acciona is eighth.

Share prices of companies generating electricity using renewables continued to be mixed, but generally remained stronger than companies which manufactured equipment for renewable power generation. This was despite the fact that there was somewhat lower energy demand in European and U.S. markets due to the weak global economy.

At year end, the largest portion of the Fund's portfolio was invested in shares of renewable energy power producers including Iberdrola Renovables (Spain), EDP Renovaveis SA (Spain), EDF Energies Nouvelles SA (France), Acciona, Brookfield Asset Management (Canada), TrustPower Ltd. (New Zealand), Hafslund ASA (Norway) and Ormat Technologies. We have a sense that if the world economy came to a halt and there wasn't another wind turbine or solar cell produced, as long as the wind kept blowing, the sun kept shining, streams and rivers kept flowing and hot steam kept coming out of the ground, power producers would survive as long as they could cover their existing construction debt and their counterparties remained solvent. EDP Renovaveis was recently awarded a contract to develop one of the largest offshore wind farms (1.3 Gigawatts) in the world off the coast of Scotland. The United Kingdom is the largest offshore wind market as it moves to meet a renewable energy goal of 15.4% by 2015. We eventually sold all the Fund's shares of Canadian Hydro Developers (Canada) after it was acquired by TransAlta, a large Canadian utility with a number of coal-fired generating plants.

SOLAR: Solar PV cell related investments were very volatile during the year. There is an intense multinational competition in PV module production with credible companies based in China, Taiwan and Korea and western-based (European and American) companies in foreign locations with relatively lower wages and costs of doing business. During the course of the year, we bought and sold shares in several companies, including First Solar, Q-Cells SE (Germany) and Applied

Materials. By the end of the year, we kept Kyocera (Japan) and bought MEMC Electronic Materials and SolarWorld AG (Germany). The characteristics shared by these companies include more diversified product lines and wider geographic manufacturing facilities.

Our solar thermal investments, which include Solar Millennium (Germany), Abengoa (Spain), and Acciona, have regained much of their former value and continue to develop and operate new facilities.

GEOTHERMAL: Our two companies in this sector-Ormat Technologies and WFI Industries (Canada)-have continued to be consistently profitable and their share prices have climbed at a slow, but steady pace. WFI, also known as WaterFurnance International, is a leading manufacturer and installer of small geothermal systems for homes and businesses. WFI recently announced a program under the provisions of the economic stimulus package offering rebates for homeowners who install or upgrade geothermal equipment. In addition to grants ranging from $1-2,000 for this work, the stimulus provisions provide people with state and local tax incentives. Ormat, which has built and operates utility scale geothermal generating plants in the U.S., Guatemala, Nicaragua and Kenya, was awarded a contract to explore potential sites for generating facilities in Chile which is believed to have significant geothermal resources.

BIO-FUEL: Abengoa continues as the only bio-fuel related company in the Fund's portfolio in this difficult sector. This is a profitable company which is also involved in developing solar thermal projects and international water projects. Ethanol and bio-fuel companies almost completely faded from existence during the financial upheaval as the technology did not seem to be panning out as anticipated. There have been some recent positive signs for a renewal of this fuel source, but we remain cautious about further exposure in this area.

OCEAN & MARINE ENERGY: EDF Energies Nouvelles has been named to develop the first tidal energy generation facility off the coast of the United Kingdom. The "tidal farm" will use SeaGen turbines, one of the first utility scale tidal stream generation systems. We still do not see any public companies devoted to developing tidal and wave power systems that we believe would be secure investments at this moment. If several more of these ocean power generating stations can be brought on line and operated successfully, we may see public offerings emerge from the privately held companies that presently exist. We will keep watching for opportunities in this area.

ENERGY CONSERVATION/EFFICIENCY/POWER TRANSMISSION: The Fund now holds shares of nine companies (approximately 13.5% of net assets) that manufacture energy conservation materials or develop and install energy efficiency systems. This sector continues to hold great promise as most analysts still feel that the fastest and most economical way to reduce greenhouse gas emissions and alleviate climate change is through energy efficiency and conservation. Conversely, the economic crisis, including the collapse of real estate values and development, has cut down electric usage, brought new building construction to a standstill and continues to restrict credit availability.

After a very sluggish performance in the early part of 2009, several of these companies made substantial gains in price. Examples include: Philips Electronics (Netherlands), which makes energy efficient lighting; Owens Corning, which manufactures insulation materials; Schneider Electric SA (France) and Telvent GIT (Spain), which develop and install energy management systems. Others have continued to be reasonably profitable in their operations, but have not seen much (if any) increase in their share prices. Such companies include: Eaga PLC (United Kingdom), which installs home energy efficiency systems and manages a government program to help people reduce their energy bills through conservation; Itron, Inc., which produces electric, gas and water metering systems; and Stantec (Canada), an architecture firm that designs energy efficient buildings.

We include in this sector two other U.S. companies--Quanta Services and ITC Holdings Corp. These companies install power lines and manage power grid systems. The development of an upgraded and more efficient "smart grid" is considered a necessity to a future system which incorporates renewable energy as its major generating source, but it is one area that has proved to be the most problematic.

Getting power from the areas where it can be most reliably and economically generated by wind, solar power, hydro, etc. to where it is needed will require new power lines in many areas. The siting of these systems remains in the control of local and state authorities who frequently resist new utility construction. The Supreme Court recently ruled against the federal government, in the form of the Federal Energy Regulatory Commission (FERC), taking priority over local authorities in controlling this process. As long as the situation exists where creation of a new power transmission system is subject to a complex and decentralized set of rules and regulations, it will be difficult and more expensive to improve this aspect of the "power puzzle." Quanta and ITC are relatively small companies and are reasonably profitable, but continue to be limited in their growth potential until the economy recovers to a greater extent.

NATURAL GAS UTILITIES: We maintained our investment in natural gas distribution and utility companies to provide some stability and regular income to the Fund. In some cases, these types of investments replaced short-term U.S. Treasury Bills as a component of our portfolio. In addition to maintaining our positions in South Jersey Industries and Northwest Natural Gas, we added Atmos Energy Corp. to our portfolio this year. All of these companies integrate energy conservation programs into their utility services. South Jersey Industries is included in the KLD Global Climate 100 Index of companies promoting practices to address climate change.

WATER/RECYCLING: Our water-related and recycling companies changed very little during the year. We added one water utility, Aqua America, and early in the year sold Gorman-Rupp Co., a producer of water filter and pumping equipment, and Commercial Metals Co., a recycling firm. We added shares of American Water Works and CIA SaneamentoBasico (Brazil), two water utilities, because they provide regular dividends.

NATURAL FOOD: At year's end we did not have any natural food stocks in the Fund. After selling our shares of Whole Foods in the third quarter, we not did find another company in this sector that we felt would be a good purchase. We continue to look for a strong investment in natural foods.

CASH AND TREASURY HOLDINGS: We ended the year with approximately 2.3% of net assets in cash. We owned no short-term U.S. Treasury Bills because the interest rates were nominal.

Income from Dividends and Interest/Expenses: Investment dividend income increased in 2009 but interest income decreased substantially. Interest income decreased by $307,015 or 98.5%, and dividend income (net of any foreign taxes) increased by $819,652 or 21.2%. The Fund's net ordinary investment income dividend increased from $0.18 to $0.37 per share this year.

The Fund's cost of operations decreased even though the number of shareholder accounts and the net assets grew during the year. The amounts paid to the investment advisor, Accrued Equities Inc. (the "Advisor"), and PNC Global Investment Servicing ("PNC") (the Fund's accounting agent, transfer agent, custodian and administrator) are largely based on net assets. The Fund's net assets were higher during the first half of 2008 and then declined rapidly through the end of that year. While the net assets recovered substantially in 2009, they did not reach the top level at the beginning of the previous year. Although PNC, in its role as transfer agent, bases fees on the additional number of shareholder accounts established during the year, they reduced their overall expenses for the year. The amount paid to independent counsel and to independent directors also decreased. Total Fund expenses decreased by $466,308 or 16.8%. The Fund's operating expense ratio decreased from 1.09% in 2008 to 1.02% in 2009.

REALIZED AND UNREALIZED CAPITAL GAIN/LOSS: The Fund did not have or distribute any net realized capital gains during 2009. The Fund ended the year with net unrealized gains of approximately $16.4 million.

CORPORATE GOVERNANCE AND REGULATORY: Seven of the Fund's Directors (four of whom are considered "Independent") were re-elected by shareholders at the annual meeting held on September 25, 2009. The Board held a meeting immediately following the annual meeting at which it elected a new Independent Director, Jeffrey E. Perlman, to serve until the next regular annual meeting. Mr. Perlman, a long-time shareholder, is the founder and President of BrightPower, an energy efficiency consulting firm. He has a physics degree from Yale University, is a LEED certified environmental designer and a Certified Energy Manager. David Schoenwald will continue as President, Treasurer and Chairperson of the Board, Sharon Reier as Vice-Chairperson, Maurice Schoenwald as Vice-President and Secretary, and Murray Rosenblith as Assistant Secretary. Joseph Don Angelo continues to serve as the Fund's Chief Compliance Officer.

The Fund's Directors re-approved the investment advisory agreement with the Advisor, Accrued Equities, at the annual Directors meeting on June 25, 2009. The factors considered by the Directors included the Advisor's independent and purchased research, familiarity and experience with the Fund's area of concentration and the Fund's reasonable expense ratio given its small size. Also considered were the Advisor's efforts in coordinating relationships with outside service providers in the areas of transfer agency, fund accounting, custodial services and auditing, as well as efforts to obtain reasonable rates for commissions on trading of the Fund's portfolio securities. The Directors also considered the Advisor's efforts to maintain good relations and communications with Fund shareholders and its efforts to comply with changing securities regulations. Fund director Murray Rosenblith joined Maurice and David Schoenwald on the Accrued Equities staff in January. He recently passed all of the required licensing exams and is taking a greater role in the expanding work of managing the Fund. Adam Schoenwald, David's son, joined the Accrued Equities staff in 2009. Adam, who graduated college in December 2008 with an engineering degree, is upgrading and expanding office technology and information systems.

STRATEGY: The Fund's strategy remains unchanged. We continue to seek long-term appreciation by investing in companies that are reasonably valued, operate in a socially responsible manner and promote the Fund's focus on clean, renewable energy and protecting our environment.

NEW ALTERNATIVES FUND GROWTH OF $10,000 VS. THE S&P 500(R) INDEX AND THE RUSSELL 2000(R) INDEX

                              (PERFORMANCE GRAPH)

                                                                      Russell
                  New Alt Fund-No Load  New Alt Fund-Load  S&P Value    2000
                  --------------------  -----------------  ---------  -------
December 31 1999           10000                9526          10000     10000
December 31 2000         16459.7             14936.4        9091.27   9696.99
December 31 2001         14414.8             13080.7        8010.59   9938.24
December 31 2002         10156.6             9216.58        6240.24   7903.27
December 31 2003         12544.6             11383.6        8030.61   11637.6
December 31 2004         14215.6               12900         8903.8   13769.8
December 31 2005         15485.8             14052.6        9339.32     14398
December 31 2006         20723.7             18805.8        10815.4   17039.6
December 31 2007         27672.6             25111.5        11409.7   16776.2
December 31 2008         15258.5             13846.3        7188.25   11106.5
December 31 2009           19223               18309        9090.52   14125.9

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. THE PERFORMANCE QUOTED REFLECTS A DEDUCTION FOR THE MAXIMUM FRONT-END SALES CHARGE OF 4.75%. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 800-423-8383. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The Fund's total annual operating expenses, as stated in the current prospectus are 1.09%*.

The S&P 500(R) and the RusselL 2000(R) indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management oR transaction expenses. You cannot invest directly in these indices.

* Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the period covered by this report.

                           NEW ALTERNATIVES FUND, INC.
                              FUND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (July 1, 2009) and held for the entire six months ended December 31, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended December 31, 2009" to estimate the expenses you paid on your account during this period.

Note: The Fund's Transfer Agent, PNC Global Investment Servicing (U.S.), Inc. charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                           NEW ALTERNATIVES FUND, INC.

                                        Beginning           Ending        Expenses Paid During
                                      Account Value     Account Value       Six Months Ended
                                       July 1, 2009   December 31, 2009    December 31, 2009*
                                      -------------   -----------------   --------------------
Actual                                  $1,000.00         $1,176.00               $5.10
Hypothetical
(assumes 5% return before expenses)     $1,000.00         $1,020.46               $4.75

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.93%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Fund's ending account value on the first line in the table is based on its actual total return of 17.60% for the six-month period of July 1, 2009 to December 31, 2009.

                           NEW ALTERNATIVES FUND, INC.
                           PORTFOLIO HOLDINGS SUMMARY
                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                   % OF NET
SECTOR DIVERSIFICATION                              ASSETS        VALUE
----------------------                             --------   ------------
Alternate Energy:
   Renewable Energy Power Producers & Developers     28.4%    $ 80,253,671
   Wind Turbines                                      9.2       26,176,195
   Geothermal                                         4.7       13,213,644
   Energy Storage                                     2.9        8,259,447
Water:
   Water Utilities                                   14.1       39,852,750
   Water Related                                      1.2        3,351,948
Energy Conservation                                  13.9       39,371,284
Natural Gas Distribution                             13.5       38,244,000
Solar:
   Solar Thermal                                      4.5       12,683,315
   Solar Photovoltaic                                 1.9        5,564,472
Electric Transmission                                 2.6        7,293,000
Recycling                                             0.7        1,950,000
Certificates of Deposit                               0.2          500,000
Other Assets in Excess of Liabilities                 2.2        6,091,336
                                                    -----     ------------
                                                    100.0%    $282,805,062
                                                    =====     ============

                     TOP TEN COMMON STOCK PORTFOLIO HOLDINGS
                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                   % OF NET
NAME                                                ASSETS
----                                               --------
Schneider Electric SA (France) .................      5.2%
Abengoa (Spain) ................................      5.2
American Water Works Co., Inc. .................      5.0
EDP Renovaveis SA (Spain) ......................      4.9
South Jersey Industries, Inc. ..................      4.7
Aqua America, Inc. .............................      4.6
Vestas Wind Systems (Denmark) ..................      4.6
Iberdrola Renovables (Spain) ...................      4.6
Acciona (Spain) ................................      4.6
EDF Energies Nouvelles SA (France) .............      4.6
                                                     ----
   Total Top Ten ...............................     48.0%
                                                     ====

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

                                                               SHARES         VALUE
                                                            -----------   ------------
COMMON STOCKS -- 97.6%
ALTERNATE ENERGY -- 45.2%
   RENEWABLE ENERGY POWER PRODUCERS & DEVELOPERS -- 28.4%
   Abengoa (Spain)                                              450,000   $ 14,579,182
   Acciona (Spain)                                              100,000     13,059,621
   Brookfield Asset Management, Inc., Class A (Canada)          250,000      5,545,000
   EDF Energies Nouvelles SA (France)                           250,000     12,905,515
   EDP Renovaveis SA (Spain)*                                 1,450,000     13,781,413
   Electrificaciones del Norte (Spain)                          100,000      1,632,811
   Hafslund ASA, Class A (Norway)                               250,000      3,011,762
   Iberdrola Renovables (Spain)                               2,750,000     13,088,292
   TrustPower Ltd. (New Zealand)                                500,000      2,650,075
                                                                          ------------
                                                                            80,253,671
                                                                          ------------
   WIND TURBINES -- 9.2%
   Gamesa Corporacion Tecnologica (Spain)                       750,000     12,670,771
   Nordex AG (Germany)*                                          25,000        375,590
   Vestas Wind Systems (Denmark)*                               215,000     13,129,834
                                                                          ------------
                                                                            26,176,195
                                                                          ------------
   GEOTHERMAL -- 4.7%
   Ormat Technologies, Inc.                                     300,000     11,352,000
   WFI Industries Ltd. (Canada)                                  75,000      1,861,644
                                                                          ------------
                                                                            13,213,644
                                                                          ------------
   ENERGY STORAGE -- 2.9%
   NGK Insulators Ltd. (Japan)                                   50,000      1,084,447
   Panasonic Corp. (Japan) ADR                                  500,000      7,175,000
                                                                          ------------
                                                                             8,259,447
                                                                          ------------
TOTAL ALTERNATE ENERGY                                                     127,902,957
                                                                          ------------
WATER -- 15.3%
   WATER UTILITIES -- 14.1%
   American Water Works Co., Inc.                               625,000     14,006,250
   Aqua America, Inc.                                           750,000     13,132,500
   CIA SaneamentoBasico (Brazil) ADR                            325,000     12,714,000
                                                                          ------------
                                                                            39,852,750
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2009

                                                               SHARES         VALUE
                                                            -----------   ------------
   WATER RELATED -- 1.2%
   Badger Meter, Inc.                                            30,000   $  1,194,600
   Befesa Medio Ambiente (Spain)*                                30,200        641,172
   Hyflux Ltd. (Singapore)                                      600,000      1,516,176
                                                                          ------------
                                                                             3,351,948
                                                                          ------------
TOTAL WATER                                                                 43,204,698
                                                                          ------------
ENERGY CONSERVATION -- 13.9%
   Eaga PLC (United Kingdom)                                    275,000        637,841
   Itron, Inc.*                                                  25,000      1,689,250
   Koninklijke Philips Electronics (Netherlands)                250,000      7,360,000
   Owens Corning, Inc.*                                         350,000      8,974,000
   Schneider Electric SA (France)                               125,000     14,654,443
   Stantec, Inc. (Canada)*                                       75,000      2,157,750
   Telvent GIT (Spain)                                          100,000      3,898,000
                                                                          ------------
                                                                            39,371,284
                                                                          ------------
NATURAL GAS DISTRIBUTION -- 13.5%
   Atmos Energy Corp.                                           425,000     12,495,000
   Northwest Natural Gas Co.                                    275,000     12,386,000
   South Jersey Industries, Inc.                                350,000     13,363,000
                                                                          ------------
                                                                            38,244,000
                                                                          ------------
SOLAR -- 6.4%
   SOLAR THERMAL -- 4.5%
   Solar Millennium (Germany)*                                  250,000     12,683,315
                                                                          ------------
   SOLAR PHOTOVOLTAIC -- 1.9%
   Kyocera Corp. (Japan) ADR                                     25,000      2,213,750
   MEMC Electronic Materials, Inc.*                             125,000      1,702,500
   Solarworld AG (Germany)                                       75,000      1,648,222
                                                                          ------------
                                                                             5,564,472
                                                                          ------------
TOTAL SOLAR                                                                 18,247,787
                                                                          ------------
ELECTRIC TRANSMISSION -- 2.6%
   ITC Holdings Corp.                                           100,000      5,209,000
   Quanta Services, Inc.*                                       100,000      2,084,000
                                                                          ------------
                                                                             7,293,000
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                DECEMBER 31, 2009

                                                               SHARES         VALUE
                                                            -----------   ------------
RECYCLING -- 0.7%
   Sims Metal Management Ltd. (Australia) SP ADR                100,000   $  1,950,000
                                                                          ------------
TOTAL COMMON STOCKS (COST $259,839,593)                                    276,213,726
                                                                          ------------

                                                                PAR
                                                            -----------
CERTIFICATES OF DEPOSIT -- 0.2%
SOCIALLY CONCERNED BANKS -- 0.2%
   Alternatives Federal Credit Union 0.34% due 01/31/10     $   100,000        100,000
   Carver Federal Savings Bank 0.01% due 12/23/10               100,000        100,000
   South Shore Bank 0.25% due 01/18/10                          100,000        100,000
   Chittenden Bank 1.09% due 12/03/10                           100,000        100,000
   Self-Help Credit Union 0.27% due 02/10/10                    100,000        100,000
                                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $500,000)                                  500,000
                                                                          ------------
TOTAL INVESTMENTS (COST $260,339,593) -- 97.8%                             276,713,726
Other Assets in Excess of Liabilities -- 2.2%                                6,091,336
                                                                          ------------
NET ASSETS -- 100.0%                                                      $282,805,062
                                                                          ============

*    Non-income producing security

ADR -American Depositary Receipt
SP ADR -Sponsored American Depositary Receipts

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                 ASSETS
Investment securities at fair value (cost: $260,339,593) (Note 2A) .....   $ 276,713,726
Cash ...................................................................       6,895,575
Receivables:
   Capital stock subscribed ............................................       1,174,754
   Dividends ...........................................................         472,000
   Tax reclaims ........................................................          27,047
   Interest ............................................................             348
Prepaid insurance ......................................................          12,394
                                                                           -------------
Total Assets ...........................................................     285,295,844
                                                                           -------------
                               LIABILITIES
Payables:
   Investment securities purchased .....................................         848,316
   Capital stock reacquired ............................................         798,458
   Management fees .....................................................         119,400
   Distributions .......................................................         566,865
   Accrued expenses and other liabilities ..............................         157,743
                                                                           -------------
Total Liabilities ......................................................       2,490,782
                                                                           -------------
NET ASSETS .............................................................   $ 282,805,062
                                                                           =============
                         ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock ............................   $ 295,979,183
Overdistribution of net investment income ..............................          (3,670)
Accumulated net realized loss on investments ...........................     (29,545,187)
Net unrealized depreciation of translation of other assets and
   liabilities in foreign currency .....................................             603
Net unrealized appreciation on investments .............................      16,374,133
                                                                           -------------
NET ASSETS .............................................................   $ 282,805,062
                                                                           =============
Net asset value and redemption price per share
   ($282,805,062/6,647,611 shares of outstanding capital stock,
   40 million shares authorized with a par value of $0.01 per share) ...   $       42.54
                                                                           =============
Maximum offering price per share (100/95.25 of $42.54) .................   $       44.66
                                                                           =============

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Dividends (net of $467,804 foreign taxes withheld) .....................   $ 4,686,391
Interest ...............................................................         4,639
                                                                           -----------
Total Investment Income ................................................     4,691,030
                                                                           -----------
EXPENSES:
Management fee (Note 4) ................................................     1,165,518
Transfer agent fees ....................................................       472,537
Administration and accounting fees .....................................       236,879
Custodian fees .........................................................       138,145
Postage and printing fees ..............................................        94,105
Registration fees ......................................................        53,833
Compliance service fees ................................................        42,000
Legal fees .............................................................        38,446
Audit fees .............................................................        20,499
Directors' fees (Note 5) ...............................................        16,800
Insurance fees .........................................................        16,523
Other expenses .........................................................         5,911
                                                                           -----------
Total Expenses .........................................................     2,301,196
                                                                           -----------
NET INVESTMENT INCOME ..................................................     2,389,834
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN
   CURRENCY RELATED TRANSACTIONS:
REALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED
   TRANSACTIONS (NOTES 2B & 6):
Net realized loss from investments .....................................    (9,065,497)
Net realized gain from foreign currency transactions ...................        48,908
                                                                           -----------
Net Realized Loss ......................................................    (9,016,589)
                                                                           -----------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENTS AND
   FOREIGN CURRENCY RELATED TRANSACTIONS:
Net change in unrealized appreciation/(depreciation) on investments ....    78,638,035
Net change in unrealized appreciation/(depreciation) on foreign currency
   translations ........................................................         1,633
                                                                           -----------
Net change in unrealized appreciation/(depreciation) ...................    78,639,668
                                                                           -----------
Net Realized and Unrealized Gain on Investments and Foreign Currency
   Related Transactions ................................................    69,623,079
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................   $72,012,913
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE             FOR THE
                                                                               YEAR ENDED          YEAR ENDED
                                                                           DECEMBER 31, 2009   DECEMBER 31, 2008
                                                                           -----------------   -----------------
INVESTMENT ACTIVITIES:
Net investment income ..................................................     $  2,389,834        $   1,410,889
Net realized gain/(loss) from investments and foreign currency
   transactions ........................................................       (9,016,589)         (19,650,921)
Net change in unrealized appreciation/(depreciation) on investments and
   foreign currency translations .......................................       78,639,668         (134,754,806)
                                                                             ------------        -------------
Net increase/(decrease) in net assets derived from operations ..........       72,012,913         (152,994,838)
                                                                             ------------        -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...................................       (2,442,455)          (1,056,197)
                                                                             ------------        -------------
Total dividends and distributions to shareholders ......................       (2,442,455)          (1,056,197)
                                                                             ------------        -------------
CAPITAL SHARE TRANSACTIONS:
Net increase from capital transactions (Note 3) ........................       28,977,130           36,658,750
                                                                             ------------        -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ................................       98,547,588         (117,392,285)
NET ASSETS:
Beginning of the year ..................................................      184,257,474          301,649,759
                                                                             ------------        -------------
END OF THE YEAR* .......................................................     $282,805,062        $ 184,257,474
                                                                             ============        =============

* Includes (overdistributed)/undistributed net investment income of ($3,670) and $43 for the years ended 12/31/2009 and 12/31/2008, respectively.

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
          FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                          For the Years Ended December 31,
                                                          ---------------------------------------------------------------
                                                             2009         2008          2007         2006         2005
                                                          ----------   ----------    ----------   ----------   ----------
Net asset value at beginning of year                      $    31.41   $    57.28    $    43.91   $    34.46   $    33.48
                                                          ----------   ----------    ----------   ----------   ----------
INVESTMENT OPERATIONS
Net investment income                                           0.36         0.24          0.34         0.18         0.18
Net realized & unrealized gain/(loss) on investments           11.14       (25.93)        14.39        11.47         2.81
                                                          ----------   ----------    ----------   ----------   ----------
Total from investment operations                               11.50       (25.69)        14.73        11.65         2.99
                                                          ----------   ----------    ----------   ----------   ----------
DISTRIBUTIONS
From net investment income                                     (0.37)       (0.18)        (0.34)       (0.18)       (0.18)
From net realized gain on investments                             --           --         (1.02)       (2.02)       (1.83)
                                                          ----------   ----------    ----------   ----------   ----------
Total distributions                                            (0.37)       (0.18)        (1.36)       (2.20)       (2.01)
                                                          ----------   ----------    ----------   ----------   ----------
Net asset value at end of year                            $    42.54   $    31.41    $    57.28   $    43.91   $    34.46
                                                          ==========   ==========    ==========   ==========   ==========
Total return
(Sales load not reflected)                                     36.61%      (44.85)%       33.53%       33.83%        8.94%
Net assets, end of the year (in thousands)                $  282,805   $  184,257    $  301,650   $  117,035   $   64,765
Ratio of operating expenses to average net assets               1.02%        1.09%         0.95%        1.25%        1.28%
Ratio of net investment income to average net assets            1.06%        0.56%         0.82%        0.51%        0.65%
Portfolio turnover                                             33.94%       25.67%        14.24%       39.83%       52.09%
Number of shares outstanding at end of the year            6,647,611    5,866,871     5,266,358    2,665,296    1,879,695

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2009

1) ORGANIZATION - New Alternatives Fund, Inc. (the "Fund") was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek long-term capital appreciation by investing in common stocks in a wide range of industries that are oriented to a clean and sustainable environment with a special interest in alternative energy. The Fund concentrates at least 25% of its total assets in common stocks of companies which have an interest in alternative energy. The Fund invests in equity securities of both U.S. and foreign companies. There is no limitation on the percentage of assets invested in the U.S. or abroad.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies followed by the Fund.

     A. PORTFOLIO VALUATION - The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

     Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

     If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the "fair value" of such security as determined in good faith by the Advisor under methods established by and under the general supervision of the Fund's Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. The Fund does not invest in unlisted securities.

     The inputs and valuations techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

     -    Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     -    Level 2 - Observable inputs other than quoted prices included in Level
                    1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     -    Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:

                                                            LEVEL 2 -
                                TOTAL                         OTHER        LEVEL 3 -
                               VALUE AT       LEVEL 1 -    SIGNIFICANT    SIGNIFICANT
                             DECEMBER 31,      QUOTED       OBSERVABLE   UNOBSERVABLE
                                 2009          PRICES         INPUTS        INPUTS
                             ------------   ------------   -----------   ------------
INVESTMENTS IN SECURITIES:
Common Stocks* ...........   $276,213,726   $276,213,726     $     --         $--
Certificates of Deposit ..        500,000             --      500,000          --
                             ------------   ------------     --------         ---
   Total .................   $276,713,726   $276,213,726     $500,000         $--
                             ============   ============     ========         ===

*    See Schedule of Investments for sector diversification.

     For the year ended December 31, 2009, the Fund held no securities which measured their fair value using Level 3 inputs.

     B. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund's Board of Directors.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

     Foreign Securities -- There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

     D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     F. U.S. TAX STATUS - No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     H. OTHER - In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

     I. NEW ACCOUNTING PRONOUNCEMENT - In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

3) CAPITAL STOCK - There are 40,000,000 shares of $0.01 par value capital stock authorized. On December 31, 2009, there were 6,647,611 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $295,979,183. Transactions in capital stock were as follows:

                                  FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                   DECEMBER 31, 2009          DECEMBER 31, 2008
                                -----------------------   -------------------------
                                  Shares       Amount       Shares        Amount
                                ---------   -----------   ----------   ------------
Capital stock sold              1,608,858   $58,541,603    2,474,760   $113,180,488
Reinvestment of distributions      44,111     1,876,247       26,295        833,242
Redemptions                      (872,229)  (31,440,720)  (1,900,542)   (77,354,980)
                                ---------   -----------   ----------   ------------
Net Increase                      780,740   $28,977,130      600,513   $ 36,658,750
                                =========   ===========   ==========   ============

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Accrued Equities, Inc. ("Accrued Equities"), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Management and Advisory Agreement, as amended, and as the co-distributor of the Fund's shares. For it's investment advisory services, the

Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% for average net assets more than $30 million and less than $100 million; and 0.45% for average net assets more than $100 million. The annualized expense ratio for the year ended December 31, 2009 was 1.02%. The Fund pays no remuneration to its directors, David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities. PFPC Distributors, Inc. ("PFPC Distributors") serves as the principal underwriter of the Fund's shares. PFPC Distributors has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, PFPC Distributors and Accrued Equities retain the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Fund shares during the year ended December 31, 2009 was $172,828, and the amount retained by Accrued Equities and PFPC Distributors was $115,219 and $57,609, respectively. PFPC Distributors and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the year ended December 31, 2009, Accrued Equities and PFPC Distributors received $102,670 and $22,743 in sales commissions, respectively, for the sale of Fund shares. PFPC Distributors is a registered broker-dealer affiliated with PNC Global Investment Servicing (U.S.) Inc., the Fund's administrator, transfer agent and fund accounting agent.

5) DIRECTORS' FEES - For the year ended December 31, 2009, the Fund paid directors' fees and out of pocket expenses of $16,800 to its Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Directors").

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. As Vice Chairperson of the Fund's Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Preston V. Pumphrey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of "coach" travel expenses to attend Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund's Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES - For the year ended December 31, 2009, the aggregate cost of securities purchased totaled $102,732,595. Net realized gains (losses) were computed on a first in, first out basis. The amount realized on sales of securities for the year ended December 31, 2009 was $73,886,981.

7) FEDERAL INCOME TAX INFORMATION - At December 31, 2009, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes         $261,021,229
                                             ------------
Gross tax unrealized appreciation            $ 26,598,115
Gross tax unrealized depreciation             (10,905,618)
                                             ------------
Net unrealized appreciation on investments   $ 15,692,497
                                             ============

The tax character of distributions paid during 2009 and 2008 were as follows:

Distribution paid from:      2009         2008
-----------------------   ----------   ----------
Ordinary Income           $2,442,455   $1,056,197
Long-term Capital Gain            --           --
                          ----------   ----------
                          $2,442,455   $1,056,197
                          ==========   ==========

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

The following permanent differences as of December 31, 2009, attributable to transactions involving foreign securities and currencies, were reclassified to the following accounts:

Accumulated Net Realized Loss         $(48,908)
Undistributed Net Investment Income     48,908

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

     Overdistribution of Ordinary Income                       $     (3,670)
     Undistributed Capital Gains/(Capital Loss Carryforward)    (28,863,551)
**   Net Unrealized Appreciation on
     Investments and Currencies                                  15,693,100
                                                               ------------
                                                               $(13,174,121)
                                                               ============

** The primary difference between distributable earnings on a book and tax basis is due to wash sales.

As of December 31, 2009, the Fund has a capital loss carryforward of $28,863,551 which can be used to offset future capital gains. The capital loss carryforward will expire December 31, 2016 ($20,468,433) and December 31, 2017 ($8,395,118)
if not utilized by future capital gains.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS - Management has evaluated the impact of all subsequent events on the Fund through February 22, 2010, the date the financial statements were available to be issued, and has determined that there was the following subsequent event:

On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC ("GIS").

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

(BBD LOGO)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
NEW ALTERNATIVES FUND, INC.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended December 31, 2006 were audited by other auditors whose report dated February 20, 2007 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        (BBD, LLP)
                                        BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 22, 2010

                                OTHER INFORMATION
                                   (UNAUDITED)

1) PROXY VOTING - The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES - The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q's are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) SHAREHOLDER MEETING INFORMATION - The Annual Meeting of Shareholders of the Fund (the "Meeting") was held on September 25, 2009 pursuant to notice given to all shareholders of record at the close of business on August 3, 2009. The only matter proposed for consideration at the Meeting was the election of seven Directors. All of the Directors on the ballot were approved by the shareholders of the Fund in the manner required by the Fund's by-laws and the 1940 Act. The name of each Director elected at the Meeting is listed below.

        Proposal: To elect seven Directors to serve for the ensuing year.

                             For        Withhold
                        ------------   ----------
Maurice L. Schoenwald   4,608,732.95   143,078.05
David J. Schoenwald     4,615,514.13   136,296.87
Murray D. Rosenblith    4,616,247.90   135,563.10
Sharon Reier            4,632,242.21   119,568.79
Preston V. Pumphrey     4,618,972.02   132,838.98
Susan Hickey            4,632,412.60   119,398.40
Jonathan D. Beard       4,636,772.36   115,038.64

                           NEW ALTERNATIVES FUND, INC.
                     SHAREHOLDER TAX INFORMATION (UNAUDITED)

During the fiscal year ended December 31, 2009, the following dividends and distributions per share were paid by the Fund:

Ordinary Income           $0.37
Long-Term Capital Gains      --

The Fund paid foreign taxes of $413,731 and recognized foreign source income of $1,608,749. Pursuant to Section 853 of the Internal Revenue Code, the Fund will elect to pass these foreign taxes through to shareholders as a foreign tax credit and designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2009.

For the year ended December 31, 2009, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 100% of their ordinary income dividends for the Fund qualify for the maximum tax rate of 15%. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 73.75% of the ordinary income dividends qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

MANAGEMENT OF THE FUND - Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting our website at www.newalternativesfund.com. The mailing address for the Directors and Officers of the Fund is c/o New Alternative Funds, Inc., 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

                                    DIRECTORS

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                FUND COMPLEX     OTHER
                         POSITION(S)        TERM OF                    PRINCIPAL                   TO BE     DIRECTORSHIPS
   NAME, ADDRESS AND     HELD WITH     OFFICE AND LENGTH          OCCUPATION(S) DURING          OVERSEEN BY     HELD BY
     DATE OF BIRTH        THE FUND    OF TIME SERVED (1)          THE PAST FIVE YEARS           DIRECTOR (2)  DIRECTOR (3)
---------------------- -------------- ------------------ ------------------------------------- ------------- -------------
INTERESTED DIRECTORS
Maurice L. Schoenwald* Founder,       1982 to present    Founder and Director, Accrued               1       None
Longboat Key, FL       Director, Vice                    Equities, Inc.**; Formerly,
Age: 89                President and                     Chairperson of the Board of the Fund
                       Secretary                         (1982-2008).

David J. Schoenwald*   Founder,       1982 to present;   President and Treasurer, Accrued            1       None
Huntington Bay, NY     Director,      Chairperson 2008   Equities, Inc.**
Age: 60                President,     to present
                       Treasurer and
                       Chairperson of
                       the Board

Murray D. Rosenblith*  Director,      2003 to present;   Manager, Accrued Equities, Inc. (2008       1       None
Brooklyn, NY           Assistant      Assistant          to present); Formerly, Executive
Age: 58                Secretary      Secretary          Director, A.J. Muste Memorial
                                      2009 to present    Institute, an organization concerned
                                                         with exploration of the link between
                                                         non-violence and social change (1985
                                                         to 2008).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                FUND COMPLEX     OTHER
                         POSITION(S)        TERM OF                    PRINCIPAL                   TO BE     DIRECTORSHIPS
   NAME, ADDRESS AND     HELD WITH     OFFICE AND LENGTH          OCCUPATION(S) DURING          OVERSEEN BY     HELD BY
     DATE OF BIRTH          FUND      OF TIME SERVED (1)          THE PAST FIVE YEARS           DIRECTOR (2)  DIRECTOR (3)
---------------------- -------------- ------------------ ------------------------------------- ------------- -------------
INDEPENDENT DIRECTORS
Sharon Reier           Director and   Director 1982 to   Freelance financial journalist;             1       None
Coconut Creek, FL      Vice-          present;           Contributor to the International
and Paris, France      Chairperson    Vice-Chairperson   Herald Tribune since 1995; former
Age: 63                of the Board   2008 to present    contributor to Business Week
                                                         International; former regional
                                                         editor, Financial World; former
                                                         editor, Boardroom Reports; former
                                                         contributing editor, Institutional
                                                         Investor; former staff, Forbes and
                                                         American Banker.

Preston V. Pumphrey    Director and   2003 to present    Registered Principal, C.E. Gaye &           1       None
Syosset, NY            Audit                             Sons Securities, Ltd. (July 2008 to
Age: 75                Committee                         present); FINRA Dispute Resolution
                       Chairperson                       Board of Arbitrators (June 2002 to
                                                         present); Formerly, Adjunct Professor
                                                         of Finance, C.W. Post College.

Susan Hickey East      Director and   2005 to present    Accounting Software Developer,              1       None
Northport, NY          Audit                             Accountants World (formerly Micro
Age: 57                Committee                         Vision Software, Inc.); Former IRS
                       Member                            Tax Return Auditor; BA International
                                                         Affairs, Stonehill College, North
                                                         Easton, MA.

Jonathan D. Beard      Director       2005 to present    Self-employed Freelance Journalist          1       None
New York, NY                                             for various American and European
Age: 62                                                  Science Magazines; Lifetime Member,
                                                         Sierra Club and New York-New Jersey
                                                         Trails Conference; Graduate of
                                                         Columbia University 1970.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                FUND COMPLEX     OTHER
                         POSITION(S)        TERM OF                    PRINCIPAL                   TO BE     DIRECTORSHIPS
   NAME, ADDRESS AND      HELD WITH    OFFICE AND LENGTH          OCCUPATION(S) DURING          OVERSEEN BY     HELD BY
     DATE OF BIRTH           FUND     OF TIME SERVED (1)          THE PAST FIVE YEARS           DIRECTOR (2)  DIRECTOR (3)
---------------------- -------------- ------------------ ------------------------------------- ------------- -------------
Jeffrey E. Perlman     Director       2009 to present    President and Founder, Bright Power,        1       None
New York, NY                                             a company advancing clean,
Age: 30                                                  cost-effective energy solutions (2004
                                                         to present); Clarinetist/
                                                         Saxophonist, Romashka and various
                                                         klezmer music ensembles (1996 to
                                                         present); Formerly, Consultant,
                                                         Capital E, a renewable energy
                                                         consulting and investment services
                                                         company (2002 to 2005).

OFFICERS OF THE FUND WHO ARE NOT DIRECTORS

                         POSITION(S)    TERM OF OFFICE
  NAME, ADDRESS AND       HELD WITH   AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING THE
    DATE OF BIRTH         THE FUND        SERVED (1)                PAST FIVE YEARS
---------------------- -------------- ------------------ -------------------------------------
Joseph A. Don Angelo   Chief          2007 to present    Accountant and Owner, Don Angelo and
Syosset, NY            Compliance                        Associates, CPAs P.C. (1984 to
Age: 61                Officer                           present).

----------
(1) Each Director holds office until the next annual meeting of shareholders at which Directors are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(2)  Currently, there is only one portfolio and no fund complex.

(3) Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

* "Interested person", as defined in section 2(a)(19) of the 1940 Act. Maurice L. Schoenwald is Director and minority shareholder of Accrued Equities, Inc., the Fund's investment advisor. David J. Schoenwald is majority shareholder and President of Accrued Equities, Inc. Maurice L. Schoenwald and David J. Schoenwald are father and son. Murray D. Rosenblith is considered an "interested person" as a result of his employment with Accrued Equities, Inc.

** Maurice L. Schoenwald and David J. Schoenwald have no present enterprise, employment, position or commercial investment activity except for their positions with Accrued Equities, Inc., the Fund's investment advisor and Sub-Distributor. At the present time, Accrued Equities, Inc. provides services only to the Fund. David J. Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

                      [This Page Intentionally Left Blank]

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that Preston Pumphrey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,750 for 2008 and $18,750 for 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.


TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 for 2008 and $2,000 for 2009. The fees billed were for review by the principal accountant of the registrant's Federal tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by
             Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the "2002 Act") and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                (b)  Not applicable

                (c)  100%

                (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

     (h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 6. INVESTMENTS.

(a) Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

The Board of Directors of the Registrant have not established formal policies with respect to shareholder nominations to the Board of Directors. Recommendations for consideration by the Registrant's Nominating Committee should be sent to the Secretary of the Registrant, in writing, together with the appropriate biographical information concerning each such proposed nominee. Submissions should be sent to the Secretary of the Registrant at the address listed on the cover page of this Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on his evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) as of a within 90 days of the filing date of this report, the Registrant's principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit (a)(1) of the Registrant's Form N-CSR filed on March 8, 2007 (Accession No. 0001116502-07-000455).

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) New Alternatives Fund, Inc.


By (Signature and Title)*   /s/ David J. Schoenwald
                            --------------------------------------------
                            David J. Schoenwald, President and Treasurer
                            (Principal Executive Officer and Principal
                            Financial Officer)

Date February 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ David J. Schoenwald
                            --------------------------------------------
                            David J. Schoenwald, President and Treasurer
                            (Principal Executive Officer and Principal
                            Financial Officer)

Date February 8, 2010

* Print the name and title of each signing officer under his or her signature.